UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006 (March 1, 2006)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Peter Kamin, who was appointed to Seitel, Inc.'s (the "Company") board of directors (the "Board") on March 1, 2006, was appointed to the Corporate Governance and Nominating Committee of the Board Committee of the Board on March 6, 2006.  Additionally, Gregory Spivy, who was appointed to the Board on March 1, 2006, was appointed as a member of the Compensation Committee of the Board on March 6, 2006.  This information amends the Company's Current Report on Form 8-K filed on March 3, 2006, which reported the appointment of Mr. Kamin and Mr. Spivy to the Board.

Section 8 - Other Events

Item 8.01.        Other Events.

Charles H. Mouquin, a member of the Board since 2004, was appointed to the Audit Committee of the Board on March 6, 2006.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2006                                                                       SEITEL, INC.

                                                                                                          By:  /s/ Robert D. Monson

                                                                                                          Robert D. Monson

                                                                                                          President and Chief Executive Officer